U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT: May 18, 2010

(Date of earliest event reported)

SIN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-49752	84-1570556
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3225 S. Garrison, Unit 21, Lakewood, Colorado  80227

(Address of principle executive offices)

(303) 763-7527

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.01 Changes in Control of Registrant.

A change of control took place on May 18, 2010 as a result of the acquisition of shares of SIN Holdings, Inc.  Control was assumed from Steven Sinohui, the former senior executive officer  of the Registrant. The names of the current directors and executive officers of the Registrant and holders of more than 5% of the outstanding shares of common stock and the number of shares held and the percentage of the total issued and outstanding Common Stock (the only voting security) of the Registrant owned by each of them are as shown below. (Table A)

Each share of common stock is entitled to one vote on all matters upon which such shares can vote. All shares of common stock are equal to each other with respect to the election of directors and cumulative voting is not permitted. There are no preemptive rights. In the event of liquidation or dissolution, holders of common stock are entitled to receive, pro rata, the assets remaining, after creditors, and holders of any class of stock having liquidation rights senior to holders of shares of common stock, have been paid in full. All shares of common stock are entitled to such dividends as the board of directors of the Registrant (the “Board of Directors”) may declare from time to time. There are no provisions in the articles of incorporation or bylaws that would delay, defer or prevent a change of control. The Registrant does not have any other classes of issued and outstanding capital stock.

Pursuant to Item 5.01(a)(8) of Current Report on Form 8-K, the information contained in Items 1, 2 and 3 of Part I; Items 5, 6, 7 and 8 of Part II; and Item 13 of Part III of the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, is hereby incorporated by reference into this Current Report on Form 8-K under Item 5.01 hereof.

Security Ownership of Certain Beneficial Owners and Management

                The following table sets forth certain information, as of May 18, 2010, concerning shares of common stock  and the preferred shares of the Registrant, the only classes of its securities that are issued and outstanding, held by (1) each shareholder known by the Registrant to own beneficially more than five percent of the common stock, (2) each director of the Registrant, (3) each executive officer of the Registrant, and (4) all directors and executive officers of the Registrant as a group:

(Table A)
Names and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Common Stock (3)	Percentage of Preferred Stock(4)
James Vandeberg (Sole Officer/Director Nominee) 601 Union Street, Suite 4500 Seattle, WA 98101	6,000,000	82.44%
	100,000		100%
Steven Sinohui (Sole Director)	-	-	-
All directors and executive officers as a group	6,000,000	82.4%	100%
(1)	Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it.
(2)	Mr. Sinohui is the controlling person for the company.
(3)	Based on 7,278,000 shares of Common Stock outstanding.
(4)	The Preferred Shares are non voting shares.

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Change in Control Arrangements

                With the completion of the Transaction, there will be a change in control. Mr. Vandeberg will take control of the company

Directors, Executive Officers, Promoters and Control Persons

               Steven Sinohui, Sole Director

Steve S. Sinohui has served as the President, the Treasurer, the Secretary and a director of SIN Holdings and Senior-Inet since the inception of both companies on November 27, 2000. Since 2005, Mr. Sinohui has been a supervisor with UPS Cartage Services International in Denver, Colorado. Mr. Sinohui served as a broker for Urban Companies, a Lakewood, Colorado corporation from 1994 to 2005, where he was involved in locating and securing commercial real estate opportunities, listing and selling residential and commercial real estate and property management. From 1989 to 1994, Mr. Sinohui served as a project manager for ATMA, Inc., a distributor of medical supplies, where he supervised and directed the physical inventory and asset management of capital equipment, evaluated and supervised the development and implementation of computer programs and equipment, including database and inventory management software and equipment, and managed over 80 multiple-site inventory personnel. From 1983 to 1987, Mr. Sinohui served as the Vice President of Marketing for the National OTC Stock Journal, a national finance newspaper, which covered the over-the-counter stock market. During his tenure with the National OTC Stock Journal, Mr. Sinohui developed a marketing and promotional program, which included long-term advertising campaigns for national and international clients. Mr. Sinohui also planned, organized and developed sales for three national financial trade shows, which were teleconferenced to over twenty cities. The trade shows presented a format for investors to interact with executive officers of publicly-held companies from the United States, Canada and Europe. Mr. Sinohui attended Phoenix College, Phoenix, Arizona, with a curriculum in broadcasting and journalism, from 1966 to 1969.

            James Vandeberg, Sole Officer/Director Nominee

                Information about Mr. Vandeberg is set forth below in Item 5.02 of this Current Report on Form 8-K under “Appointment of James Vandeberg to the Board of Directors.”

Executive Compensation

                To date, no compensation has been awarded to, earned by or paid to Mr. Vandeberg or Mr. Sinohui  in their capacities officer and/or director of the Registrant.

Director Compensation

                The directors of the Registrant have not received compensation for their services as directors nor have they been reimbursed for expenses incurred in attending board meetings.

Certain Relationships and Related Transactions

                There have not been any transactions, or proposed transactions, during the last two years, to which the Registrant was or is to be a party, in which any director or executive officer of the Registrant, any nominee for election as a director, any security holder owning beneficially more than five percent of the common stock of the Registrant, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest.

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Indemnification of Directors and Officers

                The Registrant will indemnify its directors and officers to the fullest extent permitted by the General Corporation Law of the State of Colorado.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of James Vandeberg to the Board of Directors

                Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, immediately following the closing of the Transaction, on May 18, 2010, James Vandeberg was  appointed as a member of the Board of Directors.

James Vandeberg is an attorney in Seattle, Washington. He specializes in corporate finance with an emphasis on securities and acquisitions. He was counsel and secretary to two NYSE companies. Mr. Vandeberg is a member and former Director of the American Society of Corporate Secretaries. He graduated from NYU Law School in 1969 where he was a Root-Tilden Scolar and holds a BA degree in accounting. On April 18, 2007. Mr. Vandeberg is a director of REGI US, Inc., IAS Energy, Inc. and ASAP Holdings, Inc., all of which are reporting companies on the OTCBB.

During the last two years, there have been no transactions, or proposed transactions, to which the Registrant was or is to be a party, in which Mr. Vandeberg (or any member of his immediate family) had or is to have a direct or indirect material interest.

           Mr. Vandeberg has not, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). Mr. Vandeberg has not, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws, or finding any violation with respect to such laws. Mr. Vandeberg has not, during the last five years, been a party of any bankruptcy petition filed by or against any business of which he was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

Departure of Steve S. Sinohui as President, Secretary, and Treasurer

                Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, immediately following the closing of the Transaction, on May 18, 2010, Steve S. Sinohui resigned as Sole Officer of the Registrant and will remain the Sole Director for the remainder of the 10-day waiting period pursuant to Section 14(f) of the Securities Act of 1934.

           Appointment of James Vandeberg as Sole Officer / Director

                Pursuant to Section 14(f) of the Securities and Exchange Act of 1934, at the conclusion of the 10-day period on May 28, 2010, the Registrant will appoint James Vandeberg as its Sole Officer/Director. There are no employment agreements between the Registrant and James Vandeberg.  Information about Mr. Vandeberg is set forth above under “Appointment of James Vandeberg to the Board of Directors.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:May 18, 2010                                                                     By: /s/Steve Sinohui
Steve Sinohui
Sole Director

Dated:May 18, 2010                                                                    By: /s/James Vandeberg
James Vandeberg
Sole Officer

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